Exhibit 99.4 PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E TEXT C TEXT CO OL LO ORS RS O ON NY YX X B BLACK LACK WH WHITE ITE # #3 36 63 38 83 3B B # #FF FFFF FFFF FF INFORMATION PACKET AUGUST 2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S FORWARD LOOKING STATEMENTS; NON-GAAP FINANCIAL H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S MEASURES AND RELATED INFORMATION 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or oth ar erw s ords imil, and include statements regarding our 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d strategies, objectives, prospects, industry, asset sales, tenant conditions, and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; (ii) the risk that the timing, outcome and terms of the 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M bankruptcy restructuring of Prospect will not be consistent with those anticipated by Medical Properties Trust, Inc. (together with its consolidated subsidiaries, we , us , our , MPT , or Company ); (iii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a result of chan st rat ges e sin and inte oth re er factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, including extending our 2026 credit facility, as it becomes due, or pursue acquisition TEXT C TEXT CO OL LO ORS RS and development opportunities; (vii) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations O ON NY YX X B BLACK LACK WH WHITE ITE in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively # #3 36 63 38 83 3B B # #FF FFFF FFFF FF impacted by changes to Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10 -K and our Quarterly Reports on Form 10-Q, and as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles ( GAAP ). These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly titled measures used by other companies.

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 TABLE OF CONTENTS # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S Transaction Overview 1 4 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E Company Overview 2 12 TEXT C TEXT CO OL LO ORS RS O ON NY YX X B BLACK LACK WH WHITE ITE Appendix 21 3 # #3 36 63 38 83 3B B # #FF FFFF FFFF FF

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E TRANSACTION OVERVIEW TEXT C TEXT CO OL LO ORS RS O ON NY YX X B BLACK LACK WH WHITE ITE Medical Properties Trust # #3 36 63 38 83 3B B # #FF FFFF FFFF FF

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S ST TRANSACTION OVERVIEW – $2.4BN NEW 1 LIEN H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 PRIORITY GUARANTEED NOTE (“PGN”) # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY st $2.4bn New 1 Lien Priority Guaranteed Note Term Sheet 151,122, 91,102,113 53,63,72 Illustrative Sources & Uses ($mm) SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 Size• $2.4bn # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d Sources Maturity• February 15, 2032 B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S st Coupon• 9.250% New 1 Lien PGN $2,400 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M 3 1 Discount $123 • Secured with a 1L on ~$1.9bn of collateral 2 • 2L on 1L collateral supporting existing 7.00% and 8.50% Senior Secured Notes due 2032, Security / # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E Total Sources $2,523 Term Loan, and Revolver upon refinancing Guarantees • Guarantees from certain guarantors that are (i) parent entities of entities owning 27 Circle 1 Properties and (ii) owners of certain JV and equity investment interests Uses TEXT C TEXT CO OL LO ORS RS 3 Repay 2026 Notes $578 O ON NY YX X B BLACK LACK WH WHITE ITE • Asset sales must be made for FMV and at least 75% cash consideration • Net proceeds must be applied to repay the notes or other pari passu secured debt or Asset Sale Repay 2027 Notes $735 acquire assets/voting stock of a permitted business, or acquire replacement property Provision # #3 36 63 38 83 3B B # #FF FFFF FFFF FF • If net proceeds are not applied, MPT must make a tender offer for the notes at par plus Repay 2028 Notes $203 accrued interest Repay 2029 Notes $319 Call Protection• NC2 / 105.781% / 104.625% / 102.313% / par thereafter Repay 2030 Notes $77 • Customary covenants for secured REIT notes (including liability management Covenants protections) Repay 2031 Notes $613 • Expected to receive credit rating from two agencies within 60 days Other • New notes to be issued under 144A CUSIP, Regulation S CUSIP and IAI CUSIP as applicable Total Uses $2,523 Note: Totals may not sum due to rounding 1. $669mm GBV of additional 1L collateral to be provided at closing, and released and replaced with credit support from 6 additional Circle Properties representing ~$650mm of GBV upon the occurrence of release conditions set forth in the indenture 5 2. Notes to receive commensurate guarantee package to extent 2L credit support is not in place by 12/31/2026 3. Subject to change based on EUR / USD exchange rate as of date 2026 Notes are redeemed; based on exchange rates as of 8/5/2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S HIGH-QUALITY, DIVERSIFIED 1L COLLATERAL POOL H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 3 91,102,113 53,63,72 PROPERTY OVERVIEW TENANT ALLOCATION SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 % of # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d Top 5 operators by property value Collateral HSA 31.9% NOR 15.8% B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r $1.9bn Run-rate NE NEUT UTRA RAL LS S IMED 12.3% Property count: Net lease: GBV 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g cash rent: Pihlajalinna 12.3% C CRE REAM AM P PLATIN LATINU UM M 1 26 Properties 100% Honor Health 9.3% $152mm Other 18.5% # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E 3 GEOGRAPHIC DIVERSITY % of TEXT C TEXT CO OL LO ORS RS Top countries by property value Collateral WALT United States 72.0% $152mm GBV: Bed count: O ON NY YX X B BLACK LACK WH WHITE ITE 2 Spain 13.9% remaining : Run-rate ~$1.9bn 2,914 Beds Finland 12.3% cash rent 15.5 Years Portugal 1.8% # #3 36 63 38 83 3B B # #FF FFFF FFFF FF 3 ASSET TYPE EXPOSURE % of Top asset types by property value Collateral 3 Acute Care 95.8% Top 5 tenant operators 15.5 Yrs Rehabilitation Hospital 3.8% 2 WALT Freestanding ER/Urgent Care 0.4% Source: Company Materials Note: Totals may not sum due to rounding; $669mm GBV of additional 1L collateral to be provided at closing, and released and replaced with credit support from 6 additional Circle Properties representing ~$650mm of GBV upon the occurrence of release conditions set forth in the indenture 1. Properties located in Finland are structured under double-net lease arrangements whereas other properties are structured under triple-net lease arrangements 6 2. Weighted by 2026E revenue 3. Based on GBV as of 3/31/2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S HIGH-QUALITY, DIVERSIFIED TENANT OPERATORS H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 PORTFOLIO BACKED BY LEADING TENANT-OPERATORS ($ IN MM) # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d GBV Ownership Commentary B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g ▪ Manages network of community hospitals across 3 states (Florida, Texas and C CRE REAM AM P PLATIN LATINU UM M Louisiana) ▪ Privately owned $618 ▪ Assumed operations at 8 former Steward-operated hospitals as part of MPT’s # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E transition strategy ▪ Operates 6 former Prospect Medical Holdings hospitals in California TEXT C TEXT CO OL LO ORS RS ▪ Privately owned 306 ▪ Acquired the hospitals through Prospect’s Chapter 11 bankruptcy O ON NY YX X B BLACK LACK WH WHITE ITE ▪ Spanish hospital and outpatient network ▪ Runs a private healthcare network of 6 general hospitals, 5 polyclinics, a radiotherapy # #3 36 63 38 83 3B B # #FF FFFF FFFF FF ▪ Privately owned 238 oncology center and an advanced diagnostic imaging center across Alicante, Valencia and Murcia ▪ One of Finland's leading providers of social and health services ▪ Market Cap $270mm ▪ Public (HEL: PIHLIS) 238 ▪ Integrated care offerings span primary care, hospital services, preventive and occupational health ▪ Investment grade, community-anchored nonprofit system with 9 hospitals and ▪ Nonprofit health system 1,400+ beds 180 ▪ One of Arizona’s largest nonprofit healthcare systems 7 Source: Company Materials, Company Websites, Press Releases and S&P Capital IQ as of 7/1/2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S COLLATERAL SECURING 7.00% AND 8.50% SENIOR H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 SECURED NOTES DUE 2032 AND CREDIT FACILITY AND # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing CIRCLE PROPERTIES D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 COLLATERAL SECURING 7.00% & 8.50% SENIOR CIRCLE HEALTH # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d PROPERTIES SECURED NOTES DUE 2032 & CREDIT FACILITY B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S Based on 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g Property count: WALT remaining: Property count: WALT remaining: C CRE REAM AM P PLATIN LATINU UM M 1 2026E rent 1 27 Properties 24.4 Years 173 Properties 14.6 Years # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E 2 Top 5 operators by property value GBV ($mm) % of Total 2 Priory Group $1,347 21.1% 100% Operated by Circle Health GBV ($mm) % of Total TEXT C TEXT CO OL LO ORS RS $1,372 21.4% Lifepoint Behavioral Health 901 14.1% O ON NY YX X B BLACK LACK WH WHITE ITE 898 14.0% Ernest Health 665 10.4% 664 10.3% Lifepoint Health 599 9.4% 599 9.3% # #3 36 63 38 83 3B B # #FF FFFF FFFF FF Circle Health 534 8.4% 100% General Acute Care Hospital 544 8.5% Other 2,327 36.5% 2,348 36.5% 2 2 GBV ($mm) % of Total Top asset types by property value GBV ($mm) % of Total $2,791 43.4% General Acute Care Hospital $2,769 43.5% 2,541 39.5% Behavioral Health Facility 2,513 39.4% 841 13.1% Inpatient Rehabilitation Hospital 838 13.2% -Term Acute Care Hospital 146 2.3% Long-Term Acute Care Hospital 146 2.3% 106 1.6% Freestanding ER/Urgent Care Facility 106 1.7% Source: Company Materials Note: Totals may not sum due to rounding 1. Weighted by 2026E rent 8 2. Based on GBV

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S CREDIT SUPPORT OVERVIEW H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S Based on Component Value ($mm) 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M 2026E rent 1 Gross Book Value of 26 Properties in 1L Collateral $1,939 # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E Gross Book Value of Properties securing the 7.00% and 8.50% Senior Secured Notes due 2032, Term and 2,237 2 2 GBV ($mm) % of Total Revolver less Secured Notes due 2032, fully drawn RCF and Term Loan TEXT C TEXT CO OL LO ORS RS $1,372 21.4% 3 O ON NY YX X B BLACK LACK WH WHITE ITE 898 14.0% HoldCo Guarantee Support from 27 Circle Health Properties (Residual Value) 1,042 664 10.3% 599 9.3% # #3 36 63 38 83 3B B 4,5 # #FF FFFF FFFF FF HoldCo Guarantee Support from Certain JV and Equity Interests 1,343 544 8.5% 2,348 36.5% 2 GBV ($mm) % of Total $2,791 43.4% 2,541 39.5% 841 13.1% -Term Acute Care Hospital 146 2.3% Source: Company Materials 106 1.6% Note: Information as of 03.31.2026. Net Asset Value (NAV) equals the Gross Book Value less Accumulated depreciation and amortization, Third-Party Debt and Other Liabilities plus Cash and Other assets 1. $669mm GBV of additional 1L collateral to be provided at closing, and released and replaced with credit support from 6 additional Circle Properties representing ~$650mm of GBV upon the occurrence of release conditions set forth in the indenture 2. Notes to receive commensurate guarantee package to extent 2L credit support is not in place by 12/31/2026 3. MPT’s Circle Health portfolio comprises 27 UK properties with $1.9bn of GBV and $1.0bn of residual value 4. JV Interests include only NAV at MPT Share; includes a €309mm loan from both shareholders to Top JV; Equity Interests shown at Investment Value; includes passive equity ownership interest in Swiss Medical Network, along with a CHF 37mm loan as part of a syndicated loan facility; also includes passive equity ownership interest in Aevis, a public healthcare investment company; MPT original investment of CHF 47mm is marked-to-market quarterly 9 5. During Q3 2026, Infracore completed an Initial Public Offering, reducing the Company’s ownership from 70% to 48.5%

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S TRANSACTION IMPACT H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY KEY OBSERVATIONS 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 $2.4bn 1L Pro # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 1 ($ in millions, USD) 6/30/2026 PGN Exchange Forma 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d Secured RCF due 2027 $ 476 $ - $ 476 B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S✓ Eliminates maturities through 2026 and Secured Term Loan due 2027 $ 200 $ - $ 200 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g significantly reduces outstanding 2027 and 8.50% SSNs due 2032 $ 1,500 $ - $ 1,500 C CRE REAM AM P PLATIN LATINU UM M 2028 Unsecured Notes 7.00% SSNs due 2032 $ 1,156 $ - $ 1,156 6.88% British Term Loan due 2034 $ 850 $ - $ 850 # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E New 1L / PGNs due 2032 $ - $ 2,400 $ 2,400 ✓ Creates meaningful headroom under UA / UD Total Secured Debt $ 4,181 $ 2 ,400 $ 6,581 maintenance covenant TEXT C TEXT CO OL LO ORS RS 0.99% SUNs due 2026 $ 578 $ (578) $ - O ON NY YX X B BLACK LACK WH WHITE ITE 5.00% SUNs due 2027 $ 1,400 $ (735) $ 665 3.69% SUNs due 2028 $ 808 $ (203) $ 605 ✓ Addresses the most significant capital 4.63% SUNs due 2029 $ 900 $ (319) $ 581 structure challenges, creating runway for the # #3 36 63 38 83 3B B # #FF FFFF FFFF FF equity story to materialize 3.38% SUNs due 2030 $ 471 $ (77) $ 395 3.50% SUNs due 2031 $ 1,300 $ (613) $ 687 Total Unsecured Debt $ 5 ,457 $ 2 ,934 $ (2,523) Total Debt $ 9 ,638 $ 9,515 $ (123) Source: Company Materials 10 1. Based on exchange rates as of 8/5/2026; RCF balance as of 8/5/2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S STRATEGICALLY DIVERSIFIED ASSET POOL H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E CUF Viseu Hospital IMED Colon TEXT C TEXT CO OL LO ORS RS Portugal Spain O ON NY YX X B BLACK LACK WH WHITE ITE # #3 36 63 38 83 3B B # #FF FFFF FFFF FF Pihlajalinna - Kuopio IMED Valencia Finland Spain 11 Source: Company Materials

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E COMPANY OVERVIEW TEXT C TEXT CO OL LO ORS RS O ON NY YX X B BLACK LACK WH WHITE ITE Medical Properties Trust # #3 36 63 38 83 3B B # #FF FFFF FFFF FF

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S GLOBAL LEADER IN HEALTHCARE REAL ESTATE H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 MAP OF MPT PROPERTIES # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S $7.4bn $7.4bn 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E Colombia TEXT C TEXT CO OL LO ORS RS O ON NY YX X B BLACK LACK WH WHITE ITE # #3 36 63 38 83 3B B # #FF FFFF FFFF FF https://s206.q4c dn.com/1466461 $14.8bn 87/files/doc_fina ncials/2026/q1/ TOTAL NET ASSETS MPT_1Q_2026_E arnings_Supple United States United Kingdom, Germany, mental.pdf Switzerland, Italy, Portugal, Spain and Finland One of the largest global non-governmental owners of hospital facilities 13 Source: Company Materials as of 03/31/2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S SUBSTANTIAL SCALE AND MEANINGFUL GROWTH H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 ACHIEVED # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M 378 30 9 $14.8 # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E PROPERTIES U.S. STATES COUNTRIES TEXT C TEXT CO OL LO ORS RS billion O ON NY YX X B BLACK LACK WH WHITE ITE # #3 36 63 38 83 3B B # #FF FFFF FFFF FF TOTAL NET ASSETS +70% 51 ~38,000 TOTAL ASSET OPERATORS BEDS GROWTH SINCE 2018 14 Source: Company Materials as of 03/31/2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S WELL-DIVERSIFIED, GLOBAL MISSION CRITICAL H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 PORTFOLIO # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 1 DIVERSIFIED BY PROPERTY TYPE DIVERSIFIED BY LOCATION # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M 50.0% United States GENERAL ACUTE CARE 162 HOSPITALS # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E 27.7% United Kingdom POST ACUTE CARE FACILITIES 128 5.9% Switzerland TEXT C TEXT CO OL LO ORS RS 378 O ON NY YX X B BLACK LACK WH WHITE ITE 5.1% Germany Properties BEHAVIORAL HEALTH FACILITIES 68 # #3 36 63 38 83 3B B # #FF FFFF FFFF FF 2.1% Spain FREESTANDING ER / URGENT 9.2% Other 20 CARE FACILITIES Source: Company Materials as of 03/31/2026 15 1. Based on total assets

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S EXCLUSIVE FOCUS ON HOSPITALS H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 TOTAL ASSETS BY SEGMENT ASSET TYPE OVERVIEW # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d • General Acute Care Hospitals B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S • For surgery, acute medical conditions or injuries, usually for 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g 0.7% 12.9% C CRE REAM AM P PLATIN LATINU UM M short-term stays FSERs & Urgent Other Assets Care (20 Properties) • Behavioral Health Facilities # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E • For mental, social and physical illnesses requiring hospital care 11.3% Post Acute Care TEXT C TEXT CO OL LO ORS RS • Post Acute Care Facilities Facilities (128 Properties) O ON NY YX X B BLACK LACK WH WHITE ITE • For recovery and intensive rehab after an injury or illness, as well as care that requires an extended stay # #3 36 63 38 83 3B B # #FF FFFF FFFF FF • Includes Inpatient Rehabilitation and Long-Term Acute Care • Freestanding ER / Urgent Care Facilities 16.3% 58.8% Behavioral Health General Acute Care (68 Properties) (162 Properties) • For emergency services not attached to a hospital • Urgent care operates similarly but is for non-emergent patients Concentrated focus on essential acute care hospital real estate 16 Source: Company Materials as of 03/31/2026

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S STRENGTH ACROSS MANY ASSETS H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 BROAD AND DIVERSIFIED OPERATOR TOTAL ASSETS BY OPERATOR # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d EXPOSURE B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r 12.9% NE NEUT UTRA RAL LS S✓ Portfolio is highly diversified across 51 operators, with 47 operators Other Assets 44.9% 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g representing ~50% of total assets C CRE REAM AM P PLATIN LATINU UM M 46 Other Operators 5.5% (259 Properties) Lifepoint Behavioral Health (19 Properties) # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E 5.9% ✓ Top 3 operators account for ~31% of total assets, with Circle Health Swiss Medical 1 representing ~14% Network TEXT C TEXT CO OL LO ORS RS (19 Properties) O ON NY YX X B BLACK LACK WH WHITE ITE 8.2% Healthcare Systems of America ✓ International exposure driven primarily by Circle Health (UK), (8 Properties) # #3 36 63 38 83 3B B # #FF FFFF FFFF FF Ramsay (UK), Median (Germany) and Swiss Medical (Switzerland) 8.6% Priory Group (37 Properties) ✓ Largest exposures are to acute care hospital systems, limiting 14.0% reliance on smaller regional operators Circle Health (36 Properties) Balanced portfolio allocation across strong tenant-base Source: Company Materials as of 03/31/2026 17 1. Other assets represent ~13% of total assets Balanced portfolio allocation across strong tenant-base

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S LONG-TERM LEASES STRUCTURED FOR H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 PREDICTABLE CASH FLOW # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 STRONG, WELL-DIVERSIFIED LEASE STRUCTURE # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d PORTFOLIO WITH LONG WALT Inflation-protected Master lease Absolute net Long-term ✓ Few near-term lease maturities and focus on triple-net lease assets has B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S resulted in stable, predictable cash flows 99%+ of leases 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g Tenant bears all provide annual rent 15-year initial ~90% of properties C CRE REAM AM P PLATIN LATINU UM M ✓ Controlled loan maturities allow high predictability of net cash flows costs, including escalations based terms; most leases are master leased, and overall liquidity on the Consumer maintenance and include renewal cross-defaulted # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E repairs, utilities and Price Index and/or options in 5-year and/or with a ✓ Diversified portfolio with strong rent coverage tenants taxes fixed minimum increments parent guaranty ✓ Largest individual facility accounts for less than 2% of portfolio, escalations demonstrating diversity across asset base TEXT C TEXT CO OL LO ORS RS O ON NY YX X B BLACK LACK WH WHITE ITE LEASE & MORTGAGE LOAN MATURITY SCHEDULE (% of total base rent / interest) # #3 36 63 38 83 3B B # #FF FFFF FFFF FF 0 0 0 0 0 0 0 1 0 0 0 0 Thereafter Notes: Schedule includes leases and mortgage loans and related terms as of 03/31/2026 Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in agreements Reflects all properties, including those that are part of all joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development and transitioning properties Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related 18 adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S EXPERIENCED MANAGEMENT TEAM H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E EDWARD K. ALDAG, JR. ROSA H. WILLIAMS R. STEVEN HAMNER J. KEVIN HANNA Chairman, President & Senior Vice President Executive Vice President & Senior Vice President, Controller TEXT C TEXT CO OL LO ORS RS Chief Executive Officer of Operations Chief Financial Officer & Chief Accounting Officer O ON NY YX X B BLACK LACK WH WHITE ITE # #3 36 63 38 83 3B B # #FF FFFF FFFF FF LARRY H. PORTAL CHARLES R. LAMBERT R. LUCAS SAVAGE Senior Vice President, Senior Vice President, Vice President, Head of Senior Advisor to the CEO Finance and Treasurer Global Acquisitions 19

BEST-IN-CLASS HOSPITAL OPERATORS IN 9 COUNTRIES WORLDWIDE

MPT

LEADING CREDIT QUALITY TOP TENANTS

Advanced Diagnostics Healthcare System
AHRK
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AHS American Healthcare Systems
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atrys
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hm hospitales
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20

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E APPENDIX TEXT C TEXT CO OL LO ORS RS O ON NY YX X B BLACK LACK WH WHITE ITE # #3 36 63 38 83 3B B # #FF FFFF FFFF FF

OPTIONALITY AND FLEXIBILITY IN 2026

SECURED DEBT OFFERING AND FUTURE CAPACITY

- Transaction addresses 2026 maturities in full and creates meaningful headroom under the UA / UD maintenance covenant
- Pro forma capital structure facilitates substantial flexibility for follow-on exchanges, which may result in additional discount capture, extension of maturities and improved FFO

POTENTIAL ASSET SALES

- MPT can allocate net cash proceeds from as much as ~$1bn in asset sales in 2026, including the below, towards further deleveraging:
  - Prime
  - Infracore
  - Vacant / Developments and Other Properties

CAPITAL ALLOCATION

- MPT now has all the "tools in the toolbox"
- New shelf registration filed in June 2025
- New ATM with 12 banks filed in August 2025
- Modest share buyback and dividend to keep equity in the mix of solutions

TENANT UNCERTAINTY ELIMINATED

- The Prospect bankruptcy is winding down – all assets have been sold or re-leased
- Steward no longer exists – MPT not involved in any pending matters
- Vibra recently restructured

22

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S SUBSTANTIAL PORTFOLIO EXPANSION OVER TIME H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 INVESTMENT AND BED COUNT OVER TIME # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d ($ in bn) Beds B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r 0 0,000 NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M ,000 0 0 0,000 # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E ,000 TEXT C TEXT CO OL LO ORS RS 1 0 0,000 O ON NY YX X B BLACK LACK WH WHITE ITE ,000 # #3 36 63 38 83 3B B # #FF FFFF FFFF FF 10 0 0,000 1 ,000 0 10,000 ,000 00 00 00 00 00 00 010 011 01 01 01 01 01 01 01 01 0 0 0 1 0 0 0 0 Total Assets ed Count 23 Source: Company Materials as of 12/31/2025

PRIMAR PRIMARY Y PAL PALE ETTE TTE KEY KEY TEXT TEXT S STYL TYLE ES S H HE ERI RITAG TAGE E G GRE REE EN N C CAD ADE EU USIS SIS G GRE REE EN N G GO OLD LD 122,155, 181,140, 12,96,69 TITLE: S TITLE: SOU OURCE RCE SERI SERIF 4 F 4 ALL CAP ALL CAPS S 144 69 # #0 0C C6 60 04 45 5 # #7 7A9 A9B B9 90 0 # #B B5 58 8C C4 45 5 28pt 28pt / / 28pt 28pt e exac xact t paragraph paragraph s spacing pacing D DARK ARK G GO OLD LD B BLU LUE E- -G GRAY RAY D DARK ARK B BLU LUE E- -G GRAY RAY 151,122, 91,102,113 53,63,72 SUBHE SUBHEAD ADI ING: NG: FIG FIGTREE TREE SE SEM MI IBO BOL LD D AL ALL L CAPS CAPS 51 # #9 96 67 7A3 A33 3 # #5 5C C6 66 67 70 0 # #3 3B B4 45 54 4F F 16p 16pt t /16p /16pt t E Exact xact Paragraph Paragraph Sp Spacing acing; ; L Lig ight ht Gol Gold d B Bod ody y C Copy opy: : F Figtr igtree ee Regula Regular r NE NEUT UTRA RAL LS S 14pt 14pt / / 18pt 18pt Exa Exact ct Pa Par rag agr rap aph h Spacin Spacing g C CRE REAM AM P PLATIN LATINU UM M # #F7 F7F7 F7F0 F0 # #E E3 3E E0 0D DE E TEXT C TEXT CO OL LO ORS RS At the Very Heart of Healthcare. O ON NY YX X B BLACK LACK WH WHITE ITE # #3 36 63 38 83 3B B # #FF FFFF FFFF FF